UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2026

Star Equity Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-38704	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Avenue, Suite 101
Old Greenwich, CT 06870
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (203) 489-9500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	STRR	The NASDAQ Stock Market LLC
Series A Preferred Stock, $0.001 par value	STRRP	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 17, 2026, Star Equity Holdings, Inc. (the "Company") issued a press release announcing its financial results for the three months ended December 31, 2025. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In addition, on March 17, 2026, the Company issued a presentation supplementary to its press release, which presentation is furnished herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K furnished pursuant to Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.08.	SHAREHOLDER DIRECTOR NOMINATIONS.

The Board of Directors of the Company has established May 27, 2026, as the date of the Company’s annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”). The Board of Directors also established the record date for determining those stockholders who are entitled to notice of, and to vote at, the 2026 Annual Meeting as March 31, 2026. As the date of the 2026 Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s annual meeting of stockholders held in 2025 (the “2025 Annual Meeting”), in accordance with Rule 14a-5(f) of the Exchange Act, the Company is informing its stockholders of such change. The time and location of the 2026 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2026 Annual Meeting.

Since the date of the 2026 Annual Meeting is more than 30 days from the anniversary of the 2025 Annual Meeting, the deadlines which were set forth in the Company’s proxy statement with respect to the 2025 Annual Meeting, and filed with the United States Securities and Exchange Commission (the “SEC”) on July 17, 2025 for: (a) submission of any stockholder proposals pursuant to Rule 14a-8 under the Exchange Act, (b) submission by a stockholder of a nominee to serve as a director, or (c) submission by a stockholder of a proposal, to be considered at the meeting or for inclusion in the Company’s proxy materials outside of Rule 14a-8, no longer apply.

In order to be included in the proxy materials for the 2026 Annual Meeting, stockholder proposals submitted to us in compliance with SEC Rule 14a-8 (which concerns stockholder proposals that are requested to be included in a company’s proxy statement) must be received in written form at the Company’s executive offices on or before March 27, 2026. The Company has determined that this date is reasonable, and sufficient to allow the Company to begin to print and distribute its proxy materials prior to the 2026 Annual Meeting.

Finally, in accordance with the Company’s Bylaws, as amended and restated (the “Bylaws”), because the date of the 2026 Annual Meeting is more than 30 days before the anniversary of the Company’s 2025 Annual Meeting, in order for a stockholder proposal to be submitted, or any nominations for election to the Company’s Board of Directors at the 2026 Annual Meeting to be submitted, they must be received by our secretary no later than the later of (i) the 90th day prior to the 2026 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made. Accordingly, notice of stockholder proposals or nominations for director for the 2026 Annual Meeting must be received no later than March 27, 2026.

Stockholders must deliver the proposals or nominations to the Company’s secretary at 53 Forest Avenue, Suite 101, Old Greenwich, Connecticut 06870, and must comply with all applicable rules and regulations of the SEC and the Bylaws.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The exhibit listed in the following Exhibit Index is provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K:

EXHIBIT INDEX

99.1    Press Release of Star Equity Holdings, Inc. issued on March 17, 2026

99.2    Earnings Presentation issued on March 17, 2026

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR EQUITY HOLDINGS, INC (Registrant)

By:	/s/ JEFFREY E. EBERWEIN
Jeffrey E. Eberwein
Chief Executive Officer

	Dated:	March 17, 2026

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